Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2022

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of April 27, 2022, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF First-Quarter 2022 Supplemental Financial Data

CINF First-Quarter 2022 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF First-Quarter 2022 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2022

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,682	$—	$—	$—	$1,682
Life	—	—	90	—	—	90
Premiums ceded	—	(64)	(18)	—	—	(82)
Total earned premium	—	1,618	72	—	—	1,690
Investment income, net of expenses	23	120	42	—	—	185
Investment gains and losses, net	(292)	(374)	—	—	—	(666)
Fee revenues	—	3	1	—	—	4
Other revenues	4	1	—	1	(4)	2
Total revenues	$(265)	$1,368	$115	$1	$(4)	$1,215

Benefits & expenses
Losses & contract holders' benefits	$—	$968	$114	$—	$—	$1,082
Reinsurance recoveries	—	(12)	(31)	—	—	(43)
Underwriting, acquisition and insurance expenses	—	500	19	—	—	519
Interest expense	13	—	—	—	—	13
Other operating expenses	8	—	—	—	(4)	4
Total expenses	$21	$1,456	$102	$—	$(4)	$1,575

Income (loss) before income taxes	$(286)	$(88)	$13	$1	$—	$(360)

Provision (benefit) for income taxes
Current operating income	$64	$114	$3	$—	$—	$181
Capital gains/losses	(61)	(79)	—	—	—	(140)
Deferred	(65)	(63)	—	—	—	(128)
Total provision (benefit) for income taxes	$(62)	$(28)	$3	$—	$—	$(87)

Net income (loss) - current year	$(224)	$(60)	$10	$1	$—	$(273)

Net income - prior year	$144	$466	$10	$—	$—	$620
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Consolidated
Current accident year losses greater than $5 million				$23	$55	$14	$38	$5		$43		$57		$112
Current accident year losses $1 million - $5 million				82	103	72	51	31		82		154		257
Large loss prior accident year reserve development				25	28	30	13	24		37		67		95
Total large losses incurred				$130	$186	$116	$102	$60		$162		$278		$464
Losses incurred but not reported				36	(71)	(13)	(37)	102		65		52		(19)
Other losses excluding catastrophe losses				592	520	514	577	451		1,028		1,542		2,062
Catastrophe losses				24	51	215	56	150		206		421		472
Total losses incurred				$782	$686	$832	$698	$763		$1,461		$2,293		$2,979
Commercial Lines
Current accident year losses greater than $5 million				$16	$50	$4	$38	$5		$43		$47		$97
Current accident year losses $1 million - $5 million				67	70	60	29	26		55		115		185
Large loss prior accident year reserve development				21	27	29	14	26		40		69		96
Total large losses incurred				$104	$147	$93	$81	$57		$138		$231		$378
Losses incurred but not reported				38	(53)	(35)	(34)	39		5		(30)		(83)
Other losses excluding catastrophe losses				318	274	270	326	261		587		857		1,131
Catastrophe losses				11	24	30	27	35		62		92		116
Total losses incurred				$471	$392	$358	$400	$392		$792		$1,150		$1,542
Personal Lines
Current accident year losses greater than $5 million				$7	$5	$10	$—	$—		$—		$10		$15
Current accident year losses $1 million - $5 million				11	25	12	15	4		19		31		56
Large loss prior accident year reserve development				4	—	(1)	(2)	(1)		(3)		(4)		(4)
Total large losses incurred				$22	$30	$21	$13	$3		$16		$37		$67
Losses incurred but not reported				(14)	(26)	—	(4)	41		37		37		11
Other losses excluding catastrophe losses				165	146	154	158	130		288		442		588
Catastrophe losses				6	16	69	39	74		113		182		198
Total losses incurred				$179	$166	$244	$206	$248		$454		$698		$864
Excess & Surplus Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1 million - $5 million				4	8	—	7	1		8		8		16
Large loss prior accident year reserve development				—	1	2	1	(1)		—		2		3
Total large losses incurred				$4	$9	$2	$8	$—		$8		$10		$19
Losses incurred but not reported				12	8	22	1	22		23		45		53
Other losses excluding catastrophe losses				32	25	23	34	15		49		72		97
Catastrophe losses				1	—	1	—	1		1		2		2
Total losses incurred				$49	$42	$48	$43	$38		$81		$129		$171
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Consolidated
Current accident year losses greater than $5 million				1.4%	3.4%	0.9%	2.5%	0.3%		1.4%		1.2%		1.8%
Current accident year losses $1 million - $5 million				5.1	6.4	4.5	3.4	2.2		2.8		3.4		4.2
Large loss prior accident year reserve development				1.5	1.8	1.9	0.9	1.6		1.2		1.5		1.5
Total large loss ratio				8.0%	11.6%	7.3%	6.8%	4.1%		5.4%		6.1%		7.5%
Losses incurred but not reported				2.2	(4.4)	(0.8)	(2.4)	6.9		2.2		1.1		(0.3)
Other losses excluding catastrophe losses				36.6	32.5	32.2	38.0	30.5		34.4		33.6		33.4
Catastrophe losses				1.5	3.2	13.4	3.7	10.2		6.9		9.2		7.6
Total loss ratio				48.3%	42.9%	52.1%	46.1%	51.7%		48.9%		50.0%		48.2%
Commercial Lines
Current accident year losses greater than $5 million				1.7%	5.3%	0.5%	4.2%	0.6%		2.4%		1.7%		2.6%
Current accident year losses $1 million - $5 million				6.9	7.3	6.5	3.2	2.9		3.1		4.2		5.0
Large loss prior accident year reserve development				2.1	2.8	3.1	1.4	3.0		2.2		2.6		2.7
Total large loss ratio				10.7%	15.4%	10.1%	8.8%	6.5%		7.7%		8.5%		10.3%
Losses incurred but not reported				4.0	(5.7)	(3.7)	(3.6)	4.3		0.3		(1.1)		(2.3)
Other losses excluding catastrophe losses				33.0	29.1	29.0	35.7	29.4		32.6		31.4		30.8
Catastrophe losses				1.2	2.6	3.1	3.0	4.0		3.5		3.4		3.2
Total loss ratio				48.9%	41.4%	38.5%	43.9%	44.2%		44.1%		42.2%		42.0%
Personal Lines
Current accident year losses greater than $5 million				1.7%	1.3%	2.6%	—%	—%		—%		0.9%		1.0%
Current accident year losses $1 million - $5 million				2.7	6.4	2.9	4.0	1.2		2.5		2.7		3.6
Large loss prior accident year reserve development				1.1	—	(0.2)	(0.5)	(0.3)		(0.3)		(0.4)		(0.2)
Total large loss ratio				5.5%	7.7%	5.3%	3.5%	0.9%		2.2%		3.2%		4.4%
Losses incurred but not reported				(3.6)	(6.5)	(0.1)	(1.1)	11.0		4.9		3.2		0.7
Other losses excluding catastrophe losses				41.2	36.7	39.7	41.4	34.4		37.9		38.6		38.1
Catastrophe losses				1.4	4.1	17.7	10.3	19.6		14.9		15.9		12.8
Total loss ratio				44.5%	42.0%	62.6%	54.1%	65.9%		59.9%		60.9%		56.0%
Excess & Surplus Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1 million - $5 million				3.6	7.5	(0.1)	7.5	1.2		4.5		2.8		4.1
Large loss prior accident year reserve development				0.3	0.8	1.9	1.3	(1.7)		(0.2)		0.6		0.6
Total large loss ratio				3.9%	8.3%	1.8%	8.8%	(0.5)%		4.3%		3.4%		4.7%
Losses incurred but not reported				10.6	7.9	21.2	0.8	24.8		12.3		15.5		13.4
Other losses excluding catastrophe losses				27.4	22.3	21.9	35.0	17.8		26.8		25.0		24.3
Catastrophe losses				1.1	0.8	0.2	0.4	1.0		0.7		0.5		0.6
Total loss ratio				43.0%	39.3%	45.1%	45.0%	43.1%		44.1%		44.4%		43.0%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Consolidated
Current accident year reported losses greater than $5 million				3	7	3	6	1		7		9		17
Current accident year reported losses $1 million - $5 million				51	76	44	35	24		59		106		170
Prior accident year reported losses on large losses				28	16	22	12	20		32		55		71
Non-Catastrophe reported losses on large losses total				82	99	69	53	45		98		170		258
Commercial Lines
Current accident year reported losses greater than $5 million				2	7	2	6	1		7		8		15
Current accident year reported losses $1 million - $5 million				39	50	37	19	20		39		78		120
Prior accident year reported losses on large losses				24	14	19	8	18		26		46		60
Non-Catastrophe reported losses on large losses total				65	71	58	33	39		72		132		195
Personal Lines
Current accident year reported losses greater than $5 million				1	—	1	—	—		—		1		2
Current accident year reported losses $1 million - $5 million				8	17	6	11	3		14		20		34
Prior accident year reported losses on large losses				3	1	1	1	2		3		4		5
Non-Catastrophe reported losses on large losses total				12	18	8	12	5		17		25		41
Excess & Surplus Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $1 million - $5 million				4	9	1	5	1		6		8		16
Prior accident year reported losses on large losses				1	1	2	3	—		3		5		6
Non-Catastrophe reported losses on large losses total				5	10	3	8	1		9		13		22
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Commercial casualty:
Written premiums				$389	$317	$297	$338	$363		$701		$998		$1,315
Year over year change %- written premium				7%	10%	10%	10%	6%		8%		9%		9%
Earned premiums				$336	$332	$323	$312	$303		$615		$938		$1,270
Current accident year before catastrophe losses				65.6%	63.3%	61.9%	61.5%	64.5%		63.0%		62.6%		62.8%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				1.4	(10.5)	(16.1)	(8.3)	(2.2)		(5.3)		(9.0)		(9.4)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				67.0%	52.8%	45.8%	53.2%	62.3%		57.7%		53.6%		53.4%
Commercial property:
Written premiums				$297	$270	$278	$275	$267		$542		$820		$1,090
Year over year change %- written premium				11%	10%	10%	6%	2%		4%		6%		7%
Earned premiums				$274	$267	$264	$259	$253		$512		$776		$1,043
Current accident year before catastrophe losses				52.4%	41.8%	41.6%	47.3%	53.8%		50.5%		47.5%		46.0%
Current accident year catastrophe losses				5.1	13.9	12.4	14.0	20.0		16.9		15.4		15.0
Prior accident years before catastrophe losses				(2.4)	(6.0)	(11.1)	(1.1)	(2.0)		(1.5)		(4.8)		(5.1)
Prior accident years catastrophe losses				0.5	(4.8)	(2.0)	(3.8)	(6.3)		(5.0)		(4.0)		(4.2)
Total loss and loss expense ratio				55.6%	44.9%	40.9%	56.4%	65.5%		60.9%		54.1%		51.7%
Commercial auto:
Written premiums				$237	$194	$183	$216	$223		$439		$622		$816
Year over year change %- written premium				6%	8%	7%	5%	7%		6%		7%		7%
Earned premiums				$205	$203	$200	$198	$193		$391		$591		$794
Current accident year before catastrophe losses				67.0%	67.5%	63.7%	63.0%	63.1%		63.0%		63.3%		64.4%
Current accident year catastrophe losses				0.9	0.6	1.8	1.5	1.6		1.6		1.7		1.4
Prior accident years before catastrophe losses				(0.7)	0.2	(3.6)	(6.0)	(12.4)		(9.2)		(7.3)		(5.4)
Prior accident years catastrophe losses				(2.1)	0.3	(0.1)	(0.2)	(0.3)		(0.2)		(0.2)		(0.1)
Total loss and loss expense ratio				65.1%	68.6%	61.8%	58.3%	52.0%		55.2%		57.5%		60.3%
Workers' compensation:
Written premiums				$86	$59	$53	$69	$88		$157		$210		$269
Year over year change %- written premium				(2)%	2%	4%	6%	(4)%		—%		1%		1%
Earned premiums				$67	$67	$66	$68	$67		$135		$201		$268
Current accident year before catastrophe losses				84.5%	79.8%	82.3%	87.6%	76.6%		82.2%		82.2%		81.6%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(14.3)	(10.5)	(10.5)	(39.2)	(37.9)		(38.6)		(29.3)		(24.7)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				70.2%	69.3%	71.8%	48.4%	38.7%		43.6%		52.9%		56.9%
Other commercial:
Written premiums				$87	$80	$84	$79	$78		$157		$241		$321
Year over year change %- written premium				12%	14%	18%	13%	11%		12%		14%		14%
Earned premiums				$80	$78	$77	$74	$70		$144		$221		$299
Current accident year before catastrophe losses				38.2%	41.6%	39.4%	38.0%	38.2%		38.1%		38.6%		39.4%
Current accident year catastrophe losses				—	(0.2)	0.4	0.1	—		—		0.1		—
Prior accident years before catastrophe losses				(2.9)	(8.9)	(8.4)	(11.2)	(7.7)		(9.5)		(9.1)		(9.1)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				35.3%	32.5%	31.4%	26.9%	30.5%		28.6%		29.6%		30.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Personal auto:
Written premiums				$140	$141	$165	$166	$136		$302		$467		$608
Year over year change %- written premium				3%	1%	—%	(2)%	(1)%		(1)%		(1)%		(1)%
Earned premiums				$152	$152	$153	$152	$152		$305		$457		$609
Current accident year before catastrophe losses				69.4%	62.3%	65.8%	64.5%	66.1%		65.3%		65.5%		64.7%
Current accident year catastrophe losses				1.4	0.2	5.3	1.7	2.6		2.2		3.2		2.4
Prior accident years before catastrophe losses				0.9	(4.4)	(0.4)	(5.5)	(9.3)		(7.5)		(5.1)		(4.9)
Prior accident years catastrophe losses				(4.7)	0.3	(0.1)	(0.2)	(0.5)		(0.3)		(0.3)		(0.1)
Total loss and loss expense ratio				67.0%	58.4%	70.6%	60.5%	58.9%		59.7%		63.3%		62.1%
Homeowner:
Written premiums				$181	$188	$214	$211	$156		$367		$581		$769
Year over year change %- written premium				16%	13%	13%	7%	11%		9%		10%		11%
Earned premiums				$195	$190	$184	$178	$174		$352		$536		$726
Current accident year before catastrophe losses				45.9%	38.0%	42.3%	50.2%	51.6%		50.9%		47.9%		45.4%
Current accident year catastrophe losses				13.0	10.9	36.8	20.7	41.1		30.8		32.9		27.1
Prior accident years before catastrophe losses				(8.7)	(4.4)	(1.0)	0.9	(0.5)		0.2		(0.2)		(1.3)
Prior accident years catastrophe losses				(7.2)	(1.4)	—	(0.5)	(0.7)		(0.6)		(0.4)		(0.7)
Total loss and loss expense ratio				43.0%	43.1%	78.1%	71.3%	91.5%		81.3%		80.2%		70.5%
Other personal:
Written premiums				$53	$53	$56	$62	$46		$108		$164		$217
Year over year change %- written premium				15%	10%	8%	9%	10%		9%		9%		9%
Earned premiums				$55	$54	$51	$52	$50		$101		$153		$207
Current accident year before catastrophe losses				47.2%	45.8%	53.8%	45.9%	50.0%		48.0%		49.9%		48.9%
Current accident year catastrophe losses				0.9	0.2	4.5	3.9	3.6		3.7		4.0		3.0
Prior accident years before catastrophe losses				4.6	5.0	(0.9)	(8.6)	(3.8)		(6.2)		(4.4)		(1.9)
Prior accident years catastrophe losses				0.4	(1.4)	(0.4)	0.4	(1.5)		(0.6)		(0.5)		(0.8)
Total loss and loss expense ratio				53.1%	49.6%	57.0%	41.6%	48.3%		44.9%		49.0%		49.2%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Excess & Surplus:
Written premiums				$124	$108	$104	$115	$99		$214		$318		$426
Year over year change %- written premium				25%	17%	30%	26%	16%		22%		24%		22%
Earned premiums				$112	$109	$105	$95	$89		$184		$289		$398
Current accident year before catastrophe losses				61.8%	56.0%	62.6%	62.0%	61.0%		61.5%		61.9%		60.3%
Current accident year catastrophe losses				1.5	0.6	0.4	0.4	1.3		0.8		0.7		0.6
Prior accident years before catastrophe losses				(4.6)	1.2	3.3	(1.5)	4.7		1.5		2.1		1.9
Prior accident years catastrophe losses				(0.4)	0.3	(0.1)	0.1	(0.3)		(0.1)		(0.1)		—
Total loss and loss expense ratio				58.3%	58.1%	66.2%	61.0%	66.7%		63.7%		64.6%		62.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2022
Commercial casualty	$124	$48	$172	$(13)	$56	$7	$50	$111	$56	$55	$222
Commercial property	167	18	185	(9)	(30)	5	(34)	158	(30)	23	151
Commercial auto	112	23	135	1	(1)	(2)	(2)	113	(1)	21	133
Workers' compensation	40	8	48	(16)	15	2	1	24	15	10	49
Other commercial	19	4	23	10	2	3	15	29	2	7	38
Total commercial lines	462	101	563	(27)	42	15	30	435	42	116	593

Personal auto	83	24	107	(5)	1	(2)	(6)	78	1	22	101
Homeowners	96	14	110	1	(30)	(2)	(31)	97	(30)	12	79
Other personal	29	2	31	(2)	—	—	(2)	27	—	2	29
Total personal lines	208	40	248	(6)	(29)	(4)	(39)	202	(29)	36	209

Excess & surplus lines	27	12	39	15	13	6	34	42	13	18	73
Other	55	5	60	14	19	—	33	69	19	5	93
Total property casualty	$752	$158	$910	$(4)	$45	$17	$58	$748	$45	$175	$968

Ceded loss and loss expense incurred for the three months ended March 31, 2022
Commercial casualty	$(1)	$1	$—	$(3)	$—	$—	$(3)	$(4)	$—	$1	$(3)
Commercial property	(1)	—	(1)	1	(1)	—	—	—	(1)	—	(1)
Commercial auto	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Workers' compensation	5	—	5	(4)	1	—	(3)	1	1	—	2
Other commercial	1	—	1	9	—	—	9	10	—	—	10
Total commercial lines	4	1	5	2	—	—	2	6	—	1	7

Personal auto	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)
Homeowners	(1)	—	(1)	(1)	(2)	—	(3)	(2)	(2)	—	(4)
Other personal	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Total personal lines	—	—	—	(2)	(4)	—	(6)	(2)	(4)	—	(6)

Excess & surplus lines	8	—	8	(3)	2	—	(1)	5	2	—	7
Other	7	—	7	2	(5)	—	(3)	9	(5)	—	4
Total property casualty	$19	$1	$20	$(1)	$(7)	$—	$(8)	$18	$(7)	$1	$12

Net loss and loss expense incurred for the three months ended March 31, 2022
Commercial casualty	$125	$47	$172	$(10)	$56	$7	$53	$115	$56	$54	$225
Commercial property	168	18	186	(10)	(29)	5	(34)	158	(29)	23	152
Commercial auto	112	23	135	2	(1)	(2)	(1)	114	(1)	21	134
Workers' compensation	35	8	43	(12)	14	2	4	23	14	10	47
Other commercial	18	4	22	1	2	3	6	19	2	7	28
Total commercial lines	458	100	558	(29)	42	15	28	429	42	115	586

Personal auto	82	24	106	(4)	2	(2)	(4)	78	2	22	102
Homeowners	97	14	111	2	(28)	(2)	(28)	99	(28)	12	83
Other personal	29	2	31	(2)	1	—	(1)	27	1	2	30
Total personal lines	208	40	248	(4)	(25)	(4)	(33)	204	(25)	36	215

Excess & surplus lines	19	12	31	18	11	6	35	37	11	18	66
Other	48	5	53	12	24	—	36	60	24	5	89
Total property casualty	$733	$157	$890	$(3)	$52	$17	$66	$730	$52	$174	$956

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums				$1,397	$1,238	$1,244	$1,333	$1,276		$2,609		$3,853		$5,091
Agency new business written premiums				244	212	230	235	220		455		685		897
Other written premiums				258	84	64	146	197		343		407		491
Net written premiums				$1,899	$1,534	$1,538	$1,714	$1,693		$3,407		$4,945		$6,479
Unearned premium change				(281)	65	58	(200)	(218)		(418)		(360)		(295)
Earned premiums				$1,618	$1,599	$1,596	$1,514	$1,475		$2,989		$4,585		$6,184
Year over year change %
Agency renewal written premiums				9%	8%	8%	7%	7%		7%		7%		7%
Agency new business written premiums				11	15	22	12	2		7		12		12
Other written premiums				31	31	25	39	88		63		56		51
Net written premiums				12	10	10	10	12		11		11		10
Paid losses and loss expenses
Losses paid				$733	$718	$612	$649	$564		$1,214		$1,826		$2,543
Loss expenses paid				157	139	153	118	141		258		411		551
Loss and loss expenses paid				$890	$857	$765	$767	$705		$1,472		$2,237		$3,094
Incurred losses and loss expenses
Loss and loss expense incurred				$956	$855	$988	$830	$923		$1,753		$2,741		$3,596
Loss and loss expenses paid as a % of incurred				93.1%	100.2%	77.4%	92.4%	76.4%		84.0%		81.6%		86.0%
Statutory combined ratio
Loss ratio				48.4%	42.6%	51.3%	47.0%	52.0%		49.4%		50.1%		48.2%
Loss adjustment expense ratio				10.9	10.9	10.1	8.9	11.0		10.0		10.0		10.2
Net underwriting expense ratio				28.7	31.5	31.1	29.2	26.7		28.0		28.9		29.5
US Statutory combined ratio				88.0%	85.0%	92.5%	85.1%	89.7%		87.4%		89.0%		87.9%
Contribution from catastrophe losses				1.7	2.8	12.9	4.6	10.1		7.3		9.2		7.6
Statutory combined ratio excl. catastrophe losses				86.3%	82.2%	79.6%	80.5%	79.6%		80.1%		79.8%		80.3%
GAAP combined ratio
GAAP combined ratio				89.9%	84.2%	92.6%	85.5%	91.2%		88.3%		89.8%		88.3%
Contribution from catastrophe losses				1.8	3.6	14.2	3.9	10.4		7.1		9.6		8.0
GAAP combined ratio excl. catastrophe losses				88.1%	80.6%	78.4%	81.6%	80.8%		81.2%		80.2%		80.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF First-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums				$970	$809	$775	$852	$898		$1,750		$2,525		$3,334
Agency new business written premiums				156	135	145	146	145		291		436		571
Other written premiums				(30)	(24)	(25)	(21)	(24)		(45)		(70)		(94)
Net written premiums				$1,096	$920	$895	$977	$1,019		$1,996		$2,891		$3,811
Unearned premium change				(134)	27	35	(66)	(133)		(199)		(164)		(137)
Earned premiums				$962	$947	$930	$911	$886		$1,797		$2,727		$3,674
Year over year change %
Agency renewal written premiums				8%	7%	7%	7%	7%		7%		7%		7%
Agency new business written premiums				8	19	27	9	(6)		1		8		11
Other written premiums				(25)	25	7	(5)	—		(2)		1		9
Net written premiums				8	10	10	8	5		6		7		8
Paid losses and loss expenses
Losses paid				$458	$396	$328	$391	$330		$720		$1,049		$1,445
Loss expenses paid				100	89	98	78	96		174		272		361
Loss and loss expenses paid				$558	$485	$426	$469	$426		$894		$1,321		$1,806
Incurred losses and loss expenses
Loss and loss expense incurred				$586	$506	$451	$480	$503		$983		$1,434		$1,940
Loss and loss expenses paid as a % of incurred				95.2%	95.8%	94.5%	97.7%	84.7%		90.9%		92.1%		93.1%
Statutory combined ratio
Loss ratio				48.9%	41.4%	38.5%	43.9%	44.3%		44.1%		42.2%		42.0%
Loss adjustment expense ratio				12.0	12.0	10.0	8.8	12.4		10.6		10.4		10.8
Net underwriting expense ratio				28.3	32.7	33.2	29.9	26.2		28.0		29.6		30.4
Statutory combined ratio				89.2%	86.1%	81.7%	82.6%	82.9%		82.7%		82.2%		83.2%
Contribution from catastrophe losses				1.4	2.7	3.3	3.2	4.2		3.7		3.6		3.4
Statutory combined ratio excl. catastrophe losses				87.8%	83.4%	78.4%	79.4%	78.7%		79.0%		78.6%		79.8%
GAAP combined ratio
GAAP combined ratio				92.3%	85.2%	80.6%	84.2%	85.4%		84.8%		83.4%		83.8%
Contribution from catastrophe losses				1.4	2.7	3.3	3.2	4.2		3.7		3.6		3.4
GAAP combined ratio excl. catastrophe losses				90.9%	82.5%	77.3%	81.0%	81.2%		81.1%		79.8%		80.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums				$333	$342	$393	$397	$302		$699		$1,092		$1,434
Agency new business written premiums				52	50	53	53	46		99		152		202
Other written premiums				(11)	(10)	(11)	(11)	(10)		(21)		(32)		(42)
Net written premiums				$374	$382	$435	$439	$338		$777		$1,212		$1,594
Unearned premium change				28	14	(47)	(57)	38		(19)		(66)		(52)
Earned premiums				$402	$396	$388	$382	$376		$758		$1,146		$1,542
Year over year change %
Agency renewal written premiums				10%	8%	7%	3%	3%		3%		4%		5%
Agency new business written premiums				13	11	4	20	35		27		18		16
Other written premiums				(10)	(25)	(10)	(38)	(11)		(24)		(19)		(20)
Net written premiums				11	8	7	4	6		5		5		6
Paid losses and loss expenses
Losses paid				$208	$212	$208	$198	$162		$360		$568		$780
Loss expenses paid				40	34	40	29	32		60		100		134
Loss and loss expenses paid				$248	$246	$248	$227	$194		$420		$668		$914
Incurred losses and loss expenses
Loss and loss expense incurred				$215	$197	$281	$241	$273		$514		$795		$992
Loss and loss expenses paid as a % of incurred				115.3%	124.9%	88.3%	94.2%	71.1%		81.7%		84.0%		92.1%
Statutory combined ratio
Loss ratio				44.5%	42.0%	62.6%	54.1%	65.9%		60.0%		60.9%		56.0%
Loss adjustment expense ratio				9.0	7.9	9.7	8.9	6.7		7.8		8.5		8.4
Net underwriting expense ratio				32.2	30.9	28.2	27.2	30.7		28.7		28.5		29.1
Statutory combined ratio				85.7%	80.8%	100.5%	90.2%	103.3%		96.5%		97.9%		93.5%
Contribution from catastrophe losses				1.7	4.6	20.0	10.6	19.8		15.2		16.8		13.7
Statutory combined ratio excl. catastrophe losses				84.0%	76.2%	80.5%	79.6%	83.5%		81.3%		81.1%		79.8%
GAAP combined ratio
GAAP combined ratio				83.9%	80.0%	102.7%	92.7%	101.1%		96.8%		98.8%		94.0%
Contribution from catastrophe losses				1.7	4.6	20.0	10.6	19.8		15.2		16.8		13.7
GAAP combined ratio excl. catastrophe losses				82.2%	75.4%	82.7%	82.1%	81.3%		81.6%		82.0%		80.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums				$94	$87	$76	$84	$76		$160		$236		$323
Agency new business written premiums				36	27	32	36	29		65		97		124
Other written premiums				(6)	(6)	(4)	(5)	(6)		(11)		(15)		(21)
Net written premiums				$124	$108	$104	$115	$99		$214		$318		$426
Unearned premium change				(12)	1	1	(20)	(10)		(30)		(29)		(28)
Earned premiums				$112	$109	$105	$95	$89		$184		$289		$398
Year over year change %
Agency renewal written premiums				24%	26%	27%	33%	23%		28%		28%		27%
Agency new business written premiums				24	—	33	13	7		10		17		13
Other written premiums				—	(50)	—	(25)	(50)		(38)		(25)		(31)
Net written premiums				25	17	30	26	16		22		24		22
Paid losses and loss expenses
Losses paid				$19	$17	$18	$19	$21		$40		$59		$75
Loss expenses paid				12	12	12	8	11		19		31		43
Loss and loss expenses paid				$31	$29	$30	$27	$32		$59		$90		$118
Incurred losses and loss expenses
Loss and loss expense incurred				$66	$63	$70	$58	$59		$117		$187		$250
Loss and loss expenses paid as a % of incurred				47.0%	46.0%	42.9%	46.6%	54.2%		50.4%		48.1%		47.2%
Statutory combined ratio
Loss ratio				43.0%	39.3%	45.1%	45.0%	43.1%		44.1%		44.5%		43.0%
Loss adjustment expense ratio				15.2	18.8	21.0	16.0	23.6		19.6		20.1		19.8
Net underwriting expense ratio				27.1	27.7	29.7	31.1	26.4		29.0		29.2		28.8
Statutory combined ratio				85.3%	85.8%	95.8%	92.1%	93.1%		92.7%		93.8%		91.6%
Contribution from catastrophe losses				1.1	0.9	0.3	0.5	1.0		0.7		0.6		0.6
Statutory combined ratio excl. catastrophe losses				84.2%	84.9%	95.5%	91.6%	92.1%		92.0%		93.2%		91.0%
GAAP combined ratio
GAAP combined ratio				85.9%	83.2%	94.1%	89.5%	92.0%		90.7%		91.9%		89.5%
Contribution from catastrophe losses				1.1	0.9	0.3	0.5	1.0		0.7		0.6		0.6
GAAP combined ratio excl. catastrophe losses				84.8%	82.3%	93.8%	89.0%	91.0%		90.0%		91.3%		88.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2022 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2022	2021	Change	% Change
Underwriting income
Net premiums written	$1,848	$1,652	$196	12
Unearned premium change	262	209	53	25
Earned premiums	$1,586	$1,443	$143	10

Losses incurred	$767	$750	$17	2
Defense and cost containment expenses incurred	77	80	(3)	(4)
Adjusting and other expenses incurred	96	79	17	22
Other underwriting expenses incurred	529	439	90	21
Workers compensation dividend incurred	2	2	—	—
Total underwriting deductions	$1,471	$1,350	$121	9

Net underwriting profit	$115	$93	$22	24

Investment income
Gross investment income earned	$124	$109	$15	14
Net investment income earned	122	107	15	14
Net realized capital gains and losses, net	(1)	(3)	2	67
Net investment gains (net of tax)	$121	$104	$17	16

Other income	$2	$2	$—	—

Net income before federal income taxes	$238	$199	$39	20
Federal and foreign income taxes incurred	29	30	(1)	(3)
Net income (statutory)	$209	$169	$40	24

Policyholders' surplus - statutory	$6,627	$6,101	$526	9

Fixed maturities at amortized cost - statutory	$8,313	$7,589	$724	10
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2022 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2022	2021	Change	% Change
Net premiums written	$80	$87	$(7)	(8)
Net investment income	43	43	—	—
Commissions and expense allowances on reinsurance ceded	1	1	—	—
Income from fees associated with separate accounts	1	—	1	nm
Total revenues	$125	$131	$(6)	(5)

Death benefits and matured endowments	$57	$49	$8	16
Annuity benefits	17	14	3	21
Disability benefits and benefits under accident and health contracts	—	1	(1)	(100)
Surrender benefits and group conversions	6	8	(2)	(25)
Interest and adjustments on deposit-type contract funds	2	1	1	100
Increase in aggregate reserves for life and accident and health contracts	13	23	(10)	(43)
Total benefit expenses	$95	$96	$(1)	(1)

Commissions	$13	$12	$1	8
General insurance expenses and taxes	13	12	1	8
Increase in loading on deferred and uncollected premiums	3	3	—	—
Net transfers from separate accounts	(10)	—	(10)	nm
Total underwriting expenses	$19	$27	$(8)	(30)

Federal and foreign income taxes incurred	3	2	1	50

Net gain from operations before capital gains and losses	$8	$6	$2	33

Gains and losses net of capital gains tax, net	—	—	—	—

Net income (statutory)	$8	$6	$2	33

Policyholders' surplus - statutory	$275	$242	$33	14

Fixed maturities at amortized cost - statutory	$3,711	$3,627	$84	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2022 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Cincinnati Re:
Written premiums				$254	$72	$57	$136	$196		$332		$389		$461
Year over year change %- written premium				30%	22%	6%	62%	87%		76%		61%		53%
Earned premiums				$110	$102	$104	$94	$92		$186		$290		$392
Current accident year before catastrophe losses				50.6%	61.7%	52.8%	48.5%	42.1%		45.4%		48.0%		51.6%
Current accident year catastrophe losses				—	(1.7)	78.6	(1.7)	35.4		16.7		39.0		28.3
Prior accident years before catastrophe losses				10.9	2.4	(6.8)	6.4	3.0		4.7		0.6		1.1
Prior accident years catastrophe losses				5.2	0.3	6.4	(0.1)	—		(0.1)		2.2		1.7
Total loss and loss expense ratio				66.7%	62.7%	131.0%	53.1%	80.5%		66.7%		89.8%		82.7%

Cincinnati Global:
Written premiums				$51	$52	$47	$47	$41		$88		$135		$187
Year over year change %- written premium				24%	6%	24%	(11)%	11%		(2)%		5%		6%
Earned premiums				$32	$45	$69	$32	$32		$64		$133		$178
Current accident year before catastrophe losses				38.3%	39.4%	35.3%	54.4%	30.9%		42.9%		39.0%		39.1%
Current accident year catastrophe losses				16.3	33.6	30.3	27.5	55.8		41.3		35.7		35.1
Prior accident years before catastrophe losses				4.1	(16.9)	(4.7)	(23.4)	(12.0)		(17.8)		(11.1)		(12.5)
Prior accident years catastrophe losses				(9.0)	(2.0)	12.2	(54.0)	(31.0)		(42.7)		(14.4)		(11.2)
Total loss and loss expense ratio				49.7%	54.1%	73.1%	4.5%	43.7%		23.7%		49.2%		50.5%

Noninsurance operations:
Interest and fees on loans and leases				$1	$2	$2	$2	$1		$3		$5		$7
Other revenue				1	—	1	1	1		2		3		3
Interest expense				13	14	13	13	13		26		39		53
Operating expenses				4	6	5	5	4		9		14		20
Total noninsurance operations loss				$(15)	$(18)	$(15)	$(15)	$(15)		$(30)		$(45)		$(63)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF First-Quarter 2022 Supplemental Financial Data